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                                                                       Exhibit 1
                                                      Specimen stock certificate

Number                                                                    Shares

                             VOLUNTEER BANCORP, INC.
              Incorporated under the laws of the State of Tennessee

        THIS CERTIFIES THAT________________Is the owner of ________

         Shares of the Capital Stock of Volunteer Bancorp, Inc. Inc.

         transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and so to be sealed with the Seal of the Corporation this _____ day of _____ A.D. ____.

SEAL

/s/ Reed Matney                                                 /s/_______
    President                                                      Secretary

[Reverse Side of Certificate]
                                   CERTIFICATE
                                       FOR

                                     SHARES
                                     OF THE
                                  CAPITAL STOCK

                             VOLUNTEER BANCORP, INC.


                                    ISSUED TO

                                      DATED
FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto_________________________________________________________________
  Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably consitute and appoint__________________________________________________________________ to
transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises

Dated
In presence of

Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, wihout alteration or enlargement or any change whatever.